POST-EMPLOYMENT BENEFITS (Tables)	12 Months Ended
Dec. 31, 2025
Employee Benefits [Abstract]
Schedule of Disclosure of fair value of plan assets
The following table summarizes the present value of the defined benefit pension plan obligation and the fair values of plan assets as at December 31, 2025 and 2024:

(US$ MILLIONS)	2025	2024
Fair value of plan assets at end of year	$472	$419
Defined benefit obligation at end of year	(633)	(592)
Net liability at end of year (1)	$(161)	$(173)
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(1)The net liabilities of $161 million (2024: $173 million) for the defined benefit pension plan, together with net liabilities for other post-employment benefits of $33 million (2024: $31 million) are recorded within Accounts payable and other, within the consolidated statements of financial position. See Note 15 for further information.